UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 6, 2026
Date of Report
(Date of Earliest Event Reported)
WSFS Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35638	22-2866913
(State or Other Jurisdiction of Incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)
500 Delaware Ave,
Wilmington, Delaware, 19801
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (302) 792-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 40.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 6, 2026, WSFS Financial Corporation (“WSFS” or the “Company”) announced the appointment of Michael Thompson as Senior Vice President, Interim Chief Accounting Officer of the Company effective October 6, 2026.

Mr. Thompson, age 55, has nearly 30 years of banking experience and came to WSFS as part of the acquisition of Bryn Mawr Trust. Mr. Thompson has most recently served as Senior Vice President, Head of Business Performance and Analysis. From January 2023 to January 2026, Mr. Thompson’s role was as Senior Vice President, Finance Strategic Initiatives. From January 2020 through December 2022, he was Chief Financial Officer and Chief Operating Officer of Bryn Mawr Trust’s banking division, and prior to that, he spent six years as the Chief Financial Officer and four years as the Chief Accounting Officer at Royal Bancshares of Pennsylvania, Inc., a publicly traded bank that was acquired by Bryn Mawr Trust.

Mr. Thompson does not have any family relationships with any of the Company’s directors or executive officers and is not party to any transactions that would require disclosure under Item 404(a) of Regulation S-K. Further, no arrangement or understanding exists between Mr. Thompson and any other person pursuant to which Mr. Thompson was appointed as Interim Chief Accounting Officer of the Company.

Item 7.01 Regulation FD Disclosure

On October 6, 2026, the Company issued a press release announcing the appointment of Mr. Thompson as Senior Vice President, Interim Chief Accounting Officer, along with the appointment of Charles Mosher as Executive Vice President, Chief Audit Executive, and the promotion of Lisa Washington to Executive Vice President, Chief Legal Officer and Corporate Secretary. A copy of the press release is furnished within this Form 8-K as Exhibit 99.1.

This information (including Exhibit 99.1) is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
99.1 Press release, dated October 6, 2026
104 Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	October 6, 2026	By:	/s/ David Burg
David Burg Executive Vice President, Chief Financial Officer